Other Financial Instruments, Derivatives and Currency Risk	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Other Financial Instruments, Derivatives and Currency Risk

22 Other Financial Instruments, Derivatives and Currency Risk

We conduct business in diverse markets around the world and employ a variety of risk management strategies and techniques to manage foreign currency exchange rate and interest rate risks. Our risk management program focuses on the unpredictability of financial markets and seeks to minimize the potentially adverse effects that the volatility of these markets may have on our operating results. One way we achieve this is through the active hedging of risks through the selective use of derivative instruments.

Derivatives are recorded on our Consolidated Balance Sheets at fair value which fluctuates based on changing market conditions.

The Company does not purchase or hold financial derivative instruments for trading purposes.

Currency risk

The Company’s transactions are denominated in a variety of currencies. The Company uses financial instruments to reduce its exposure to the effects of currency fluctuations. Accordingly, the Company’s organizations identify and measure their exposures from transactions denominated in other than their own functional currency. We calculate our net exposure on a cash flow basis considering balance sheet items, actual orders received or made and anticipated revenue and expenses. The Company generally hedges foreign currency exposures in relation to transaction exposures, such as receivables/payables resulting from such transactions and part of anticipated sales and purchases. The Company generally uses forwards to hedge these exposures. In addition, the U.S. dollar-denominated debt held by our Dutch subsidiary which has a euro functional currency may generate adverse currency results in financial income and expenses depending on the exchange rate movement between the euro and the U.S. dollar. This exposure has been partially mitigated by the application of net investment hedge accounting. In accordance with the provisions in ASC 815, “Derivatives and Hedging”, the Company has applied net investment hedging since May 2011. The U.S. dollar exposure of our net investment in U.S. dollar functional currency subsidiaries has been hedged by our U.S. dollar denominated debt for an amount of $1.7 billion. The hedging relationship is assumed to be highly effective. Foreign currency gains or losses on this U.S. dollar debt that is recorded in a euro functional currency entity that are designated as, and to the extent they are effective as, a hedge of the net investment in our U.S. dollar foreign entities, are reported as a translation adjustment in other comprehensive income within equity, and offset in whole or in part the foreign currency changes to the net investment that are also reported in other comprehensive income. As a result, in 2014, a charge of $214 million (2013: a benefit of $68 million) was recorded in other comprehensive income relating to the foreign currency result on the U.S. dollar-denominated notes that are recorded in a euro functional currency entity. Absent the application of net investment hedging, this amount would have been recorded as a loss (2013: gain) within financial income (expense) in the statement of operations. No amount resulting from ineffectiveness of net investment hedge accounting was recognized in the statement of operations in 2014 (2013: no amount).